UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 17, 2005


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                  0-26006                     95-4181026
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)


                3151 EAST WASHINGTON BOULEVARD
                    LOS ANGELES, CALIFORNIA                       90023
            (Address of Principal Executive Offices)            (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 17, 2005, Tarrant Apparel Group engaged Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm, to replace our prior accounting firm, Grant Thornton LLP, effective immediately. The engagement of Singer Lewak Greenbaum & Goldstein LLP was approved by the Audit Committee of the Board of Directors.

         Grant Thornton LLP's reports on our financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this report, there were no disagreements between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.

         Other than the items described below, there were no "reportable events," as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

         As previously disclosed in our Form 10-K/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on May 31, 2005, we restated our audited financial statements following our review of the accounting treatment of our October 2003 private placement of convertible preferred stock. After our review, management and the Audit Committee of the Board of Directors determined to revise our accounting treatment to reflect the beneficial conversion feature of the convertible preferred stock and to restate our financial statements for the fiscal years ended December 31, 2003 and 2004. In light of the restatement, management and Grant Thornton LLP, our independent accountants, concluded that a material weakness existed in our internal control over financial reporting. Subsequent to December 31, 2004, we remedied this material weakness by changing our policies and procedures for accounting for instruments with convertible features. Specifically, our Chief Financial Officer, who was hired in the third quarter of 2004, will review and approve the appropriate accounting for convertible instruments and determine whether any embedded beneficial conversion feature is required to be recognized and measured separately.

         We furnished Grant Thornton LLP with a copy of this Report on Form 8-K prior to filing with the SEC. We also requested that Grant Thornton furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Report. A copy of Grant Thornton's letter to the SEC is filed with this Report as Exhibit 16.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------
                  16.1     Letter from Grant Thornton LLP


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TARRANT APPAREL GROUP



Date:    November 22, 2005        By:  /S/ CORAZON REYES
                                      ---------------------------------------
                                       Corazon Reyes, Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

16.1     Letter from Grant Thornton LLP


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